UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA TRUST

NYSA FUND

ANNUAL REPORT

MARCH 31, 2013

This report is provided for the general information of the shareholders of the NYSA Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

March 31st, 2013

Dear NYSA Fund Shareholder,

The reporting period was marked by considerable volatility.  The fiscal year ended March 31, 2013, with both positive and negative global events. At the beginning of March 2012, many investors were still skittish about taking on risk.  At the conclusion of 2012, many market indices posted positive returns, and many investors were pleasantly surprised with the performance of their equity positions.  As the Fund’s fiscal year concluded, many market indices continued to experience positive returns in the first quarter of 2013.

Market Overview

As noted above, many benchmark indices appreciated throughout 2012, with some experiencing double-digit returns.  Overall, global economic growth remained lethargic, but positive.  Many global economies were still experiencing high unemployment, uneasy political elections, potential year-end tax increases and government spending cuts.  These events caused many investors to remain pessimistic.

Investor hesitation continued in the United States, driven, in part, by the volatility of the global markets, and, in part, by the lingering effects of the 2008 financial crisis.  The Federal Reserve continued its stance of continued quantitative easing in an effort to ensure ample liquidity in the marketplace.  These efforts contributed to lower bond yields on fixed-income instruments, which lured many investors back into riskier assets. The domestic housing market and unemployment continued to recover, while corporations continued to strengthen their balance sheets.  Abroad, we saw the European debt crisis finally begin to subside, with the Chinese, European, and Japanese Central Banks creating their own measures to keep liquidity flowing in their marketplaces.

Fund Performance

Average Annual Total Returns

(For the period ending March 31, 2013)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (1)	-9.57%	-4.41%	0.85%
S&P 500 Index (2)	13.96%	5.81%	8.53%

NYSA FUND

Comparison of the Change in Value of a $10,000 Investment in the NYSA Fund and the Standard & Poor's 500 Index

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
NYSA Fund ($10,615)
S&P 500 Index ($22,678)

During calendar year 2012, the NYSA Fund took a rather defensive position within the equity market.  This strategy was based on a belief that equity prices, in general, were going to weaken in concert with declining economic circumstances, which worked counter to the actual equity markets as measured by the S&P 500 Index (13.41%), Russell 2000 Index (14.63%), as well as the Morningstar Mid-Cap Index (17.08%).   The relatively large cash position held by the Fund throughout the year, and holdings of the Pro Shares UltraShort S&P 500 Index (symbol SDS), kept the NYSA Fund from keeping pace with the various stock market indices.  The NYSA Fund also held positions in various small- to mid-capitalized companies that performed below expectations.  Overall share price declines in Metalico (symbol MEA), GT Advanced Technologies (symbol GTAT) and Frontier Communications (symbol FTR) more than offset positive returns in Generac Holdings (symbol GNRC), Intel (symbol INTC) and Globus Medical (symbol GMED).

Outlook

As we conclude this reporting period, we anticipate continued volatility as the markets react to global events, macroeconomic concerns, actions of Central Banks and government policies.  We are mindful that the contentious debates over entitlements, taxes and the deficit will continue.  Not only will we continue to select investments in sectors that we believe have potential, but I will also remain committed to positioning the Fund’s investments across a broad array of sectors.

Sincerely,

Robert Cuculich

Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

Average Annual Total Returns

(For the period ending March 31, 2013)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (1)	-9.57%	-4.41%	0.85%
S&P 500 Index (2)	13.96%	5.81%	8.53%

Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2003, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2)  Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%).  The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005.  During the period from inception through March 31, 2005, the maximum sales charge was 4.75%.  If returns for fiscal years ending March 31, 2001, March 31, 2002, March 31, 2003, March 31, 2004, and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during those fiscal years, returns would have been lower.  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge , returns would have been higher.  The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.  The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

Industrials
8.73%
Technology
0.10%
Basic Materials
7.46%
Cash Equivalents
2.09%
Consumer Cyclical
4.55%
Consumer Defensive
4.98%
Energy
0.00%
Utilities
1.72%
Financial Services
10.00%
Other
0.46%
Healthcare
59.91%

	NYSA FUND
	Schedule of Investments
	March 31, 2013

Shares		Value

COMMON STOCK - 98.15%

Agriculture Production-Crops - 5.02%
10,000	Dole Food Co. *	$ 109,000

Biological Products (No Diagnostic Substances) - 15.18%
20,000	Celldex Therapeutics, Inc. *	231,600
2,000	Gilead Sciences, Inc. *	97,880
		329,480
Deep Sea Foreign Transportation of Freight - 5.56%
10,000	DryShips, Inc. *	20,400
5,000	Seaspan Corp.	100,250
		120,650
Drug Manufacturers-Major - 2.16%
1,000	GlaxoSmithKline plc	46,910

Electric Services - 1.60%
3,474,380	Mckenzie Bay International Ltd. *	34,744

Industrial Organic Chemicals - 3.60%
10,000	Solazyme, Inc. *	78,000

Life Insurance - 3.46%
7,500	Genworth Financial, Inc. *	75,000

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.74%
40,000	Fuelcell Energy, Inc. *	37,752

Miscellaneous Plastic Products - 0.00%
12	Lightwave Logic, Inc. *	17

Oil & Gas Field Exploration Services - 0.00%
400,000	Black Dragon Resources Companies, Inc. *	0

Pharmaceutical Preparations - 25.69%
2,500	ChemoCentryx, Inc. *	34,550
25,000	Dendreon Corp. *	118,375
5,000	Immunogen, Inc. *	80,350
10,000	Ligand Pharmacy, Inc. *	266,500
2,000	Pfizer, Inc.	57,720
		557,495
Retail-Eating Places - 4.59%
1,000	McDonald's Corp.	99,690

Rolling Drawing & Extruding of Non-Ferrous Metals - 3.93%
10,000	Alcoa, Inc.	85,200

Secondary Smelting & Refining of Nonferrous Metals - 1.64%
22,000	Metalico, Inc. *	35,640

Surgical & Medical Instruments - 17.37%
5,000	Globus Medical, Inc. *	73,400
84,332	Transluminal Technologies LLC + *	303,595
		376,995
Surety Insurance - 6.63%
14,000	MBIA, Inc. *	143,780

TOTAL FOR COMMON STOCK (Cost $2,167,037) - 98.17%		2,130,353

OTHER INVESTMENTS - DEBT SECURITY - 0.46%
100,000	Espsco LLC. +	10,000
TOTAL FOR OTHER INVESTMENTS - DEBT SECURITY (Cost $100,000) - 0.46%		10,000

SHORT TERM INVESTMENTS - 2.10%
45,652	Huntington Treasury Money Market IV 0.05% **	45,652
TOTAL FOR SHORT TERM INVESTMENTS - (Cost $45,652) - 2.10%		45,652

TOTAL INVESTMENTS (Cost $2,312,689) - 100.73%		2,186,005

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.73)%		(15,878)

NET ASSETS - 100.00%		$ 2,170,127

+ Restricted Security - See Note 5.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2013.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own Assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3 +	Total

Common Stocks	$ 1,826,758	$ -	$ 303,595	$ 2,130,353
Debt Security	-	-	10,000	10,000
Short-Term Investments:
Huntington Money Market Fund IV	-	45,652	-	45,652
	$ 1,826,758	$ 45,652	$ 313,595	$ 2,186,005

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

+ Please see footnote 1 in notes to financial statements for additional information on Level 3 securities.

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Assets and Liabilities
March 31, 2013

Assets:
Investments in Securities, at Value (Cost $2,312,689)	$ 2,186,005
Cash	2,633
Receivables:
Shareholder Subscription	9,995
Securities Sold	18,692
Dividends and Interest	690
Prepaid Expenses	6,811
Total Assets	2,224,826
Liabilities:
Payables:
Securities Purchased	26,845
Due to Adviser	3,047
Trustee Fees	2,301
Service Fees	433
Other Accrued Expenses	22,073
Total Liabilities	54,699
Net Assets	$ 2,170,127

Net Assets Consist of:
Paid In Capital	$ 3,995,740
Accumulated Undistributed Realized Loss on Investments	(1,698,929)
Unrealized Depreciation in Value of Investments	(126,684)
Net Assets, for 348,040 Shares Outstanding	$ 2,170,127

Net Asset Value and Redemption Price Per Share	$ 6.24

Maximum Offering Price Per Share ($6.24/97.5%)	$ 6.40

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Operations
For the year ended March 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,059)	$ 32,171
Interest	6,750
Total Investment Income	38,921

Expenses:
Advisory Fees (Note 3)	19,948
Transfer Agent Fees	16,449
Compliance Fees (Note 3)	18,100
Audit Fees	13,384
Legal Fees	11,996
Service Fees (Note 3)	4,987
Miscellaneous Fees	3,383
Custodial Fees	3,951
Trustee Fees	5,301
Printing and Mailing	1,600
Insurance	2,028
Total Expenses	101,127
Advisory Fees Waived (Note 3)	(2,579)
Net Expenses	98,548

Net Investment Loss	(59,627)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(779,780)
Net Change in Unrealized Appreciation on Investments	611,485
Realized and Unrealized Loss on Investments	(168,295)

Net Decrease in Net Assets Resulting from Operations	$ (227,922)

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statements of Changes in Net Assets

	Years Ended
	3/31/2013	3/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (59,627)	$ (54,479)
Net Realized Gain (Loss) on Investments	(779,780)	50,739
Unrealized Appreciation (Depreciation) on Investments	611,485	(328,629)
Net Decrease in Net Assets Resulting from Operations	(227,922)	(332,369)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 7)	60,971	(269,369)

Total Decrease in Net Assets	(166,951)	(601,738)

Net Assets:
Beginning of Period	2,337,078	2,938,816

End of Period (including undistributed net investment loss of $0 and $0, respectively)
	$ 2,170,127	$ 2,337,078

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2013	3/31/2012	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 6.90	$ 7.80	$ 7.89	$ 5.89	$ 7.82

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.19)	(0.15)	(0.22)	(0.14)	(0.12)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.47)	(0.75)	0.13	2.14	(1.81)
Total Income (Loss) from Investment Operations	(0.66)	(0.90)	(0.09)	2.00	(1.93)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 6.24	$ 6.90	$ 7.80	$ 7.89	$ 5.89

Total Return **	(9.57)%	(11.54)%	(1.14)%	33.96%	(24.68)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,170	$ 2,337	$ 2,939	$ 2,842	$ 2,077
Before Waiver
Ratio of Expenses to Average Net Assets	5.07%	4.29%	4.43%	4.00%	3.95%
After Waiver
Ratio of Expenses to Average Net Assets	4.94%	4.08%	4.23%	4.00%	3.95%
Ratio of Net Investment Loss to Average Net Assets	(2.99)%	(2.10)%	(2.90)%	(1.96)%	(1.74)%
Portfolio Turnover	194%	184%	169%	204%	245%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

1.   SIGNIFICANT ACCOUNTING POLICIES

The NYSA Fund (the “Fund”) is a non-diversified series of the NYSA Series Trust (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The following is a summary of the Fund's significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP):

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, or the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The following table sets forth a summary of the changes in the fair value of the Fund’s level 3 investments for the year ended March 31, 2013:

Investments
Balance Beginning at April 1, 2012	$ 315,795
Net Realized Gain/Loss on Sale of Investments	(200,000)
Net Change in Unrealized Appreciation on Investments Held at Year End	197,800
Net Transferred out of Level 3	-
Net Transferred into Level 3	-
Balance End at March 31, 2013	$ 313,595

See the Fund’s Schedule of Investments for details on investments and levels.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2013, the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates. Management has evaluated subsequent events through the date the financial statements were issued and determined no events require additional disclosure.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassifications - In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2013, the Fund recorded permanent book/tax differences of $59,627 from net investment loss to paid-in capital.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,357,447 and $3,225,394, respectively, for the year ended March 31, 2013.

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. For the year ended March 31, 2013, Advisory Fees were $19,948 in which, $2,579 was voluntarily waived by the Advisor. At March 31, 2013, the Fund owed the Advisor $3,047.

For the year ended March 31, 2013, compliance fees of $18,100 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment advisor.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $21,552, for the year ended March 31, 2013.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund will incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2013, $4,987 was paid to the Underwriter for reimbursement of expenses in connection with shareholder accounts.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2013, National Financial Services, for the benefit of others, in aggregate owned approximately 65.82% of the Fund.

5.   OTHER INVESTMENTS

Restricted Securities - The investment in 84,332 shares of Transluminal Technologies, LLC common stock, the sale of which is restricted, has been valued by the Board of Trustees at $3.60 per share. This valuation was made after considering certain pertinent factors, including the results of operations of Transluminal Technologies LLC and any recent offerings in its common stock. No quoted market price exists for Transluminal Technologies LLC common stock. It is possible that the estimated fair value may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

The Fund also purchased a debt security in a private placement from ESPSCO Syracuse LLC (“ESPSCO”) originally in the amount of $100,000. The security has been valued by the Board of Trustees at $10,000. This valuation was made after considering certain pertinent factors, including the results of operations of ESPSCO and the default on an interest payment during the year ended March 31, 2012. The Fund did collect $6,668 in interest during the year ended March 31, 2013.

6.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributable ordinary income are determined only at the end of each fiscal year. For tax purposes, as of March 31, 2013, the following represents that tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income                                                                                     $               -

Capital loss carry forwards expiring: + 3/31/2014                                                       $    267,408

                                                               3/31/2018                                                              574,625

                                                        No Expiration                                                               328,794

                                                                                                                                       $  1,170,827

Post October Capital Loss at 3/31/2013 carried to next fiscal year $445,972.

The Fund is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire.

As of March 31, 2013, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities                                                $     192,241

Gross unrealized depreciation on investment securities                                               ($    337,692)

Net unrealized depreciation on investment securities                                                   ($    145,451)

Cost of investment securities *                                                                                     $   2,331,456

*  The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,993,940, as of March 31, 2013.  Transactions in capital for the years ended March 31, 2013 and 2012 were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	95,482	$ 585,980	6,899	$ 47,874
Shares redeemed	(86,338)	(525,009)	(44,981)	(317,243)
Net increase	9,144	$ 60,971	(38,082)	$ (269,369)

8.   NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of NYSA Fund,

  a Series of NYSA Series Trust

We have audited the accompanying statement of assets and liabilities of NYSA Fund, a Series of NYSA Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NYSA Fund,  a Series of NYSA Series Trust as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania June 24, 2013

NYSA FUND
Expense Illustration
March 31, 2013 (Unaudited)

Expense Example

As a shareholder of the NYSA FUND , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2012	March 31, 2013	October 1, 2012 to March 31, 2013

Actual	$1,000.00	$985.78	$24.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$999.85	$25.08

* Expenses are equal to the Fund's annualized expense ratio of 5.03%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson [1] 507 Plum St. Syracuse, NY Age: 56	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 62	Trustee	Since February 1997	1	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Gregg A. Kidd [2] 507 Plum St. Syracuse, NY Age: 51	President	Since November 1996	1	President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC since 1996.
Daniel F. Raite 507 Plum St. Syracuse, NY Age: 65	Treasurer	Since 2003	1	Vice President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC since 1996
Kevin McClelland 100 Limestone Plaza, Fayetteville, NY Age: 27	Chief Compliance Officer	Since 2013	1	Business Analyst, Pinnacle Investments, LLC 2008 – 2010; Financial Analyst, Pinnacle Capital Management, LLC 2010 – 2012; Chief Risk Officer, Pinnacle Capital Management, LLC 2012 – present.
Joseph Masella 100 Limestone Plaza, Fayetteville, NY Age: 63	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

1    Mr. Williamson was elected to serve as a trustee at a meeting of the Board of Trustees held on March 29, 2013 to fill the vacancy created by the resignation of John Dobek on that date.

2 Gregg A. Kidd is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Statement of Basis for Approval of the Investment Advisory Contract - The Board of Trustees (“Board”), including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement between Pinnacle Advisors LLC (“Adviser”) and the Nysa Fund (“Fund”) at a meeting held in person for that purpose on March 29, 2013.  The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement.

The Adviser provided information to the Board relating to the following factors:  (i) the nature, quality and extent of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the fees and expenses of the Fund; (iv) whether economies of scale could be realized as the Fund grows; (v) other benefits to the Adviser and its affiliates from their relationship with the Fund.  The Board was aware that there may be alternatives to retaining the Adviser. A summary of the information considered by the Board and a summary of the Board’s conclusions are set forth below.

Nature, Quality and Extent of the Services.  The Board considered information about the nature, quality and extent of the services provided to the Fund.  The Adviser’s duties include providing the Fund with the services of the portfolio manager and providing certain administrative services to the Fund.  The Fund’s principal underwriter (“Distributor”), an affiliate of the Adviser, provides the Fund with office space and access to trading platforms.

Investment Performance of the Fund. The Board considered information about the performance of the Fund during the calendar year ended December 31, 2012.  It was noted that the Fund’s returns were negative during that period, and that the Fund’s performance  failed to keep pace with that of the Standard & Poor’s 500 Index.  On February 1, 2013, the Adviser appointed a new portfolio manager to assume responsibility for managing the Fund’s portfolio.

Fees and Expenses of the Fund; Economies of Scale. The Board considered information about the fees and expenses of the Fund over a period of five years. It was noted that, although expenses have been trending downward, expenses as a percentage of assets remain relatively high compared to other mutual funds. The Board recognized that it would be necessary to increase the assets of the Fund in order to reduce the Fund’s expense ratio. It was noted that assets had increased following the appointment of the new portfolio manager. The Board considered the fact that the Adviser expressed a willingness to waive all or a portion of its advisory fee during the 2014 fiscal year. It was also noted that the Investment Advisory Agreement provides for breakpoints in the advisory fee, which could be beneficial to shareholders resulting from economies of scale as assets of the Fund grow.

Other Benefits to the Adviser and Affiliates of the Adviser. It was noted that the Fund is the Adviser’s only client.  Subject to the Adviser’s duty to seek best execution and subject to compliance with policies and procedures established by the Fund to comply with Rule 17e-1, the Adviser executes portfolio transactions through the Distributor, which is an affiliate of the Adviser.  The revenues derived from these portfolio transactions provide an economic benefit to the Distributor.

Conclusions. While the Board considered the factors described above, it did not specifically consider information relating to the costs of the services to be provided by the Adviser and the profits, if any, to be realized by the Adviser and the Distributor.  The Board did not rely on industry comparisons for purposes of evaluating the fees to be paid and the services to be provided.  While the Board acknowledged that there may be alternatives to retaining the services of the Adviser, it also acknowledged that such alternatives would likely be limited, especially in view of the fact that the Adviser expressed a willingness to waive all or a portion of its advisory fee in an effort to reduce Fund expenses. The Adviser is not contractually bound to waive the advisory fee. While the Board considered the various factors described above, including the possibilities for improved portfolio performance resulting from appointment of the new portfolio manager in connection with its decision to renew the investment advisory agreement with the Adviser, no single factor was determinative.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2013                       $ 12,200

            FY 2012                       $ 11,700

(b)        Audit-Related Fees

                                                Registrant

            FY 2013                       $ 0

            FY 2012                       $ 0

(c)        Tax Fees

            FY 2013                       $ 2,200

            FY 2012                       $ 2,000

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 24, 2013

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 24, 2013

* Print the name and title of each signing officer under his or her signature.